UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2014

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900

                                                                                             (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On January 2, 2014, Cott Beverages Inc. (the “Issuer”), a wholly-owned subsidiary of Cott Corporation (the “Company”), notified Wells Fargo Bank, National Association (“Wells Fargo”), as successor trustee to HSBC Bank USA, N.A. (“HSBC”), under the indenture dated as of November 13, 2009 governing the 8.375% Senior Notes due 2017 (the “Notes”) between the Issuer, the Company, certain subsidiaries of the Company as guarantors, and HSBC (the “Indenture”), that the Issuer will, pursuant to the optional redemption provisions contained in Section 3 of the Indenture, redeem all $15.0 million in aggregate principal amount of the remaining outstanding Notes on February 19, 2014 at 104.118% of par. The redemption amount will include the outstanding principal amount of the Notes, plus interest up to the date of redemption. A copy of the Notice of Redemption relating to the redemption of the Notes is filed and attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.04.

Nothing in this Current Report on Form 8-K shall constitute an offer to buy, the solicitation of an offer to sell or a solicitation of consents with respect to, any of the Notes.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has had the Cott Corporation Severance and Non-Competition Plan (the “Severance Plan”) in place since 2009. Effective January 1, 2014, Jay Wells, Chief Financial Officer, and Marni Poe, Vice President, General Counsel and Secretary, became participants in the Severance Plan. Mr. Wells joined as a Level 2 employee (severance multiple of 0.75 times), and Ms. Poe joined as a Level 3 employee (severance multiple of 0.50 times). The terms of the Severance Plan have been previously disclosed; a copy of the Severance Plan is filed as Exhibit 10.2 to the Company’s Form 8-K dated February 24, 2009.

Amounts payable to the participants under the Severance Plan are unknown at this time, and certain disclosure will be included when required by Item 402 of Regulation S-K.

Item 8.01 Other Events

On January 2, 2014, the Company issued a press release announcing its intent to redeem the Notes. A copy of the press release is filed and attached hereto as Exhibit 99.2, and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	A copy of the Notice of Redemption to the Holders of the 8.375% Senior Notes due 2017.

99.2	Press Release of Cott Corporation, dated January 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

January 3, 2014

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	A copy of the Notice of Redemption to the Holders of the 8.375% Senior Notes due 2017.

99.2	Press Release of Cott Corporation, dated January 2, 2014.